JPMORGAN INCOME FUNDS
JPMorgan Strategic Income Opportunities Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated April 29, 2009
to the Prospectuses dated August 11, 2008, as supplemented November 28, 2008, as supplemented

JPMorgan Strategic Income Opportunities Fund (the “Fund”) uses a flexible asset allocation design that permits the portfolio management team to invest in one or more of six designated strategies/sectors using a value-oriented and opportunistic approach. Consistent with this flexible design, the Fund is permitted to invest in a broad variety of securities and instruments. On April 28, 2009, the Board of Trustees approved revising the JPMorgan Strategic Income Opportunities Fund’s investment strategy to specifically identify certain types of currently permissible instruments and strategies, including municipal securities, exchange traded funds (i.e., registered investment companies that seek to track the performance of a particular market index or security), inflation linked debt securities (including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS), or issued by other entities such as corporations, foreign governments and foreign issuers), when-issued securities, and zero-coupon securities as principal investment strategies in the front of the prospectus effective July 1, 2009 (the “Effective Date”). Please note that the changes to the investment strategy section of the prospectus are not designed to alter the management of the Fund, but rather to provide the Fund with additional flexibility to most effectively implement its asset allocation design. On the Effective Date, the Fund’s summary in the front of the prospectus will disclose the use of and associated risks for additional instruments and strategies, where appropriate, including, without limitation, the following risks:

Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effect of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Leverage Risk. The Fund’s investments in derivatives and certain other investment strategies will result in a form of leverage or borrowing. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure shareholders that the use of leverage will result in a higher return on investments, and using leverage could result in a net loss on a shareholder’s investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and other leveraging transactions and are required to identify and earmark assets to provide asset coverage for such transactions.

Municipal Obligations Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of continued economic downturn. This could decrease the Fund’s income or hurt the ability to preserve liquidity or achieve capital appreciation.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For

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example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Certain of the municipal securities may be insured. Some of the underlying providers of insurance have recently had their credit rating downgraded and could potentially default on their obligations in the future.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.

ETF Risk. ETFs are subject to Investment Company Risk. The price movement of an ETF may not track the underlying index and may result in a loss.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond with a fixed maturity date of more than one year from the date of issuance accrue a portion of the discount at which the bond was purchased as taxable income each year, even if the holder may not receive any interest payments on the bond during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a registered investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may be required to liquidate other investments in its portfolio to generate cash, including when it is not advantageous to do so, to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE